                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement               Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             LEGATO SYSTEMS, INC.
               (Name of Registrant as Specified In Its Charter)


                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

Notes:

                        [LOGO OF LEGATO SYSTEMS, INC.]

                             LEGATO SYSTEMS, INC.
                           2350 West El Camino Real
                        Mountain View, California 94040

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on May 15, 2001

                               ----------------

   The Annual Meeting of Stockholders (the "Annual Meeting") of Legato Systems, Inc. (the "Company") will be held at the Hyatt Rickeys Hotel, 4219 El Camino Real, Palo Alto, California on Tuesday, May 15, 2001 at 9:00 a.m. Pacific Daylight Savings Time for the following purposes:

     1. To elect seven members of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

     2. To approve the implementation of the 2001 Employee Stock Purchase Plan, as described in the accompanying proxy statement;

     3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

     4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

   The foregoing items of business are more fully described in the attached Proxy Statement accompanying this notice.

   Only stockholders of record at the close of business on April 6, 2001 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's offices located at 2350 West El Camino Real, Mountain View, California 94040, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Andrew J. Brown

                                          Andrew J. Brown
                                          Secretary

Mountain View, California
April 9, 2001


                                   IMPORTANT

 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                        [LOGO OF LEGATO SYSTEMS, INC.]

                             LEGATO SYSTEMS, INC.
                           2350 West El Camino Real
                        Mountain View, California 94040

                                                                  April 9, 2001

TO THE STOCKHOLDERS OF LEGATO SYSTEMS, INC.

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of Legato Systems, Inc. (the "Company"), which will be held at the Hyatt Rickeys Hotel, 4219 El Camino Real, Palo Alto, California on Tuesday, May 15, 2001 at 9:00 a.m. Pacific Daylight Savings Time.

   Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

   It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

   On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ David B. Wright

                                          David B. Wright
                                          Chairman of the Board

                             LEGATO SYSTEMS, INC.
                           2350 West El Camino Real
                        Mountain View, California 94040

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          To be held on May 15, 2001

                              GENERAL INFORMATION

   These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Legato Systems, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hyatt Rickeys Hotel, 4219 El Camino Real, Palo Alto, California on Tuesday, May 15, 2001 at 9:00 a.m. Pacific Daylight Savings Time, and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about April 12th, 2001.

                              PURPOSE OF MEETING

   The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

   The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On April 6, 2001, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were approximately 88,046,263 shares of Common Stock outstanding. Each stockholder of record on April 6, 2001 is entitled to one vote for each share of Common Stock held by such stockholder on April 6, 2001. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

   The Company's bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

   Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The seven nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

   Proposal 2. Approval of the implementation of the 2001 Employee Stock Purchase Plan requires the affirmative vote of a majority of those shares present in person or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as entitled to vote on the matter and thus, will not affect the outcome of the voting on the proposal.

   Proposal 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Proxies

   Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2, FOR Proposal No. 3, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

   The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company has also retained InvestorCom, Inc. ("InvestorCom") to assist in the solicitation of proxies. InvestorCom will receive a fee for such services of approximately $5,000, including out-of-pocket expenses, which will be paid by the Company. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   The directors who are being nominated for election to the Board of Directors (the "Nominees"), their ages as of March 31, 2001, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The seven (7) nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

           Nominees         Age        Positions and Offices Held with the Company
           --------         ---        -------------------------------------------
   Eric A. Benhamou(2).....  45 Director
   H. Raymond Bingham(1)...  55 Director
   Brendan J. Dawson.......  60 Director
   Kenneth A. Goldman(1)...  51 Director
   Christopher B.
    Paisley(1).............  48 Director
   David N. Strohm(2)......  53 Director
   David B. Wright(3)......  51 Director, Chairman, President and Chief Executive Officer

--------
(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Stock Option Committee

   Mr. Benhamou has been a director of the Company since March 1993. Mr. Benhamou was the Chief Executive Officer of 3Com Corporation ("3Com"), a publicly held computer network products company, from September 1990 to December 2000, and has been Chairman of the Board of 3Com since July 1994. He served as the President of 3Com from April 1990 until August 1998. From April 1990 until September 1990, Mr. Benhamou served as Chief Operating Officer of 3Com. Mr. Benhamou currently serves as a director of Cypress Semiconductor, Palm, Inc., Atrica and the New America Foundation as well as the Stanford University School of Engineering board of advisors. He also serves as chairman of Western Governor's University's National Advisory Board and a member of the U.S. President's Information Technology Advisory Committee. Mr. Benhamou holds a Diplome d'Ingenieur from Ecole Nationale Superieure d'Arts et Metiers in Paris, France, and an M.S. in electrical engineering from Stanford University.

   Mr. Bingham has been a director of the Company since December 1998. Mr. Bingham has been President and Chief Executive Officer of Cadence Design Systems ("Cadence"), a publicly held electronic design automation software company, since April 1999 and a director of Cadence since November 1997. From 1993 to March 1999, he served as Executive Vice President and Chief Financial Officer of Cadence. Prior to joining Cadence, Mr. Bingham served eight (8) years as Executive Vice President and Chief Financial Officer of Red Lion Hotels and Inns, an owner and operator of a chain of hotels. Mr. Bingham currently serves as a director of Onyx Software Corporation, Tenfold Corporation, and Integrated Measurement Systems, Inc., all publicly held companies. Mr. Bingham holds a B.A. in economics from Weber State University and an M.B.A. from Harvard University.

   Mr. Dawson has been a director of the Company since March 2001. Mr. Dawson has been a consultant to the Company since December 2000. From July 1998 to December 2000, Mr. Dawson served as the Executive Vice President and General Manager of the Software Group of Amdahl Corporation and also served as the President of Amdahl IT Services Group. From May 1997 to March 1998, Mr. Dawson served as the President and Chief Operation Officer of Information Analysis, Inc. ("IAIC"), a supplier of the Year 2000 software and services solutions. Before joining IAIC, Mr. Dawson served as the President and Chief Executive Officer of MAXM Corporation from January 1996 to February 1997. Mr. Dawson served in Senior Management positions including Chief Operating Officer for Legent Corp., a leading supplier of systems management software, from 1992 to 1995, following a 28-year career with IBM Corporation. Mr. Dawson holds a B.A. in history from New York University.

   Mr. Goldman has been a director of the Company since July 2000. Mr. Goldman has been the Senior Vice President of Finance and Administration and Chief Financial Officer of Siebel Systems, Inc., a publicly held application software company since August 2000. Mr. Goldman was the Executive Vice President and Chief Financial Officer at At Home Corporation, also known as Excite@Home ("Excite@Home"), a publicly held global media company offering broadband internet connectivity, personalized web-based content and targeted advertising services, since July 1996 to July 2000. From July 1992 to July 1996, he was Senior Vice President and Chief Financial Officer of Sybase, Inc., a database software and services company. From 1989 to July 1992, Mr. Goldman was Vice President of Finance and Administration and Chief Financial Officer at Cypress Semiconductor Corporation, a semiconductor manufacturer. Mr. Goldman serves on the board of directors of Hyperion Solutions. He holds a B.S. degree in electrical engineering from Cornell University and an M.B.A. degree from Harvard University.

   Mr. Paisley has been a director of the Company since July 2000. Mr. Paisley has been a Dean's Executive Professor at the Leavy School of Business at Santa Clara University since January 2001. Mr. Paisley was the Senior Vice President of Finance and Chief Financial Officer of 3Com Corporation ("3Com"), a publicly held computer network products company, since August 1996 to July 2000. From the time Mr. Paisley joined 3Com in 1985 until July 1996, he was Vice President of Finance and Chief Financial Officer. Mr. Paisley serves as a director of Aspect Communications Corporation and WJ Communications, Inc., and Riverstone Networks, all publicly held telecommunications companies. Mr. Paisley holds a B.A. in economics from the University of California at Santa Barbara and an M.B.A. from the University of California at Los Angeles.

   Mr. Strohm has been a director of the Company since December 1988. Mr. Strohm joined Greylock Partners ("Greylock"), a private venture capital firm, in 1980 and is a general partner of several venture capital funds affiliated with Greylock. Mr. Strohm currently serves as a director of Switchboard, Inc., an internet-based local merchant networking company; DoubleClick, Inc., a leading provider of comprehensive internet marketing solutions and ISS Group, Inc., a provider of internet security software, and several privately held companies. Mr. Strohm holds a B.A. from Dartmouth College and an M.B.A. from Harvard University.

   Mr. Wright has been a director of the Company since March 2001. Mr. Wright has also served as President and Chief Executive Officer of Legato Systems, Inc. since October 2000. Mr. Wright joined Legato following a thirteen-year career with Amdahl Corporation, where he served as President and Chief Executive Officer since 1997. Before joining Amdahl, Mr. Wright spent 11 years with IBM, serving a variety of staff and management positions. Mr. Wright serves on the Board of Directors of Aspect Communications Corporation, a publicly held telecommunication company and INRANGE Technologies Corporation, a publicly held networking company, and Insurance Services Office, Inc., a privately held information technology service provider. Mr. Wright holds a B.S. in Physics and Mathematics from Xavier University in Cincinnati, Ohio and an M.B.A. from Babson College.

Board of Directors Meetings and Committees

   During the fiscal year ended December 31, 2000, the Board of Directors held nine (9) meetings and acted by written consent in lieu of a meeting on two (2) occasions. For the fiscal year ended December 31, 2000, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board of Directors has three (3) standing committees: the Audit Committee, the Compensation Committee and the Stock Option Committee.

   During the fiscal year ended December 31, 2000, the Compensation Committee of the Board of Directors held one (1) meeting and acted by written consent in lieu of a meeting on eight (8) occasions. The Compensation Committee reviews the performance of the executive officers of the Company, establishes compensation programs for the officers, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the 1995 Stock Option/Stock Issuance Plan. The members of the Compensation Committee are Messrs. Benhamou and Strohm.

   During the fiscal year ended December 31, 2000, the Stock Option Committee of the Board of Directors acted by written consent in lieu of a meeting on 133 occasions. The Stock Option Committee approves stock option grants to employees and consultants of the Company who are not officers up to a maximum of 10,000 shares. Mr. Cole was the sole member of the Stock Option Committee during 2000.

   During the fiscal year ended December 31, 2000, the Audit Committee of the Board of Directors held three (3) meetings. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's accountants, the scope of the annual audits, fees to be paid to the Company's accountants, the performance of the Company's accountants and the accounting practices of the Company. The members of the Audit Committee are Messrs. Bingham, Goldman and Paisley.

Director Compensation

   Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors.

   Non-employee Board members are eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Company's 1995 Stock Option/Stock Issuance Plan. Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member after the date of the Company's initial public offering will be granted an option to purchase 96,000 shares on the date such individual joins the Board, provided such individual has not been in the prior employ of the Company. In addition, at each Annual Meeting of Stockholders, each individual who will continue to serve as a non-employee Board member will receive an option grant to purchase an additional 24,000 shares of Common Stock, whether or not such individual has been in the prior employ of the Company, but only if he or she has served in that capacity for at least six months. The exercise price for each option grant under the Automatic Option Grant Program will be equal to the fair market value per share of Common Stock on the automatic grant date, and each automatic option grant will be immediately exercisable for all of the option shares. The shares purchasable under the option will be subject to repurchase by the Company at the original exercise price in the event the optionee should cease Board service prior to vesting in the purchased shares. The shares subject to to each initial grant will vest in four (4) successive equal annual installments measured from the grant date. The shares subject to each annual grant will vest in two successive equal annual installments.

   Pursuant to the Automatic Option Grant Program, Messrs. Benhamou, Bingham and Strohm were each granted an option to purchase 24,000 shares of Common Stock on July 20, 2000, the date of the 2000 Annual Stockholders Meeting. Each option has an exercise price of $13.25 per share. In addition, the following non-employee Board members each received an automatic option grant for 96,000 shares upon his initial election or appointment to the Board: Mr. Goldman and Mr. Paisley on July 12, 2000, with an exercise price of $13.25 per share, and Mr. Dawson on March 19, 2001, with an exercise price of $11.625 per share. The exercise price for each such option grant is equal to the fair market value per share of Common Stock on the automatic grant date.

   Following their selection to our Board of Directors, each of Messrs. Benhamou, Bingham, Goldman, Paisley and Strohm will receive an option grant for 24,000 shares with an excerise price per share equal to the fair market value per share of our common stock on the date of the Annual Meeting.

   Directors who are also employees of the Company are eligible to receive options and be issued shares of Common Stock directly under the 1995 Stock Option/Stock Issuance Plan and are also eligible to participate in the Company's Employee Stock Purchase Plan and, if an executive officer of the Company, the Executive Bonus Plan.

Recommendation of the Board of Directors

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth, as of December 31, 2000, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                          Shares Beneficially
                                                              Owned as of
                                                              December 31,
                                                               2000(1)(2)
                                                          --------------------
                                                          Number of Percentage
                      Beneficial Owner                     Shares    of Class
                      ----------------                    --------- ----------
   Firsthand Capital Management, Inc. ................... 6,674,900    7.64%
   West Highland Capital Inc. ........................... 4,744,000    5.43%
   James Chappell(3).....................................   198,060      *
   Louis C. Cole(4)...................................... 3,770,246    4.31%
   Nora M. Denzel........................................    23,620      *
   Thomas L. Panozzo(5)..................................    58,174      *
   Kent D. Smith.........................................    83,300      *
   George J. Symons(6)...................................    52,786      *
   Stephen C. Wise(7)....................................   252,513      *
   David B. Wright.......................................     3,000      *
   Eric A. Benhamou(8)...................................   338,000      *
   H. Raymond Bingham(9).................................   120,000      *
   Kenneth A. Goldman(10)................................    96,000      *
   Christopher B. Paisley(10)............................    96,000      *
   David N. Strohm(11)...................................   409,000      *
   All current directors and executive officers as a
    group (14 persons)(12)............................... 5,500,699    6.29%

--------
  * Less than 1% of the outstanding shares of Common Stock.

 (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company's knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) The number of shares of Common Stock deemed outstanding for each individual shareholder includes shares issuable pursuant to stock options that may be exercised within sixty (60) days after December 31, 2000.

 (3) Includes options exercisable into 126,270 shares of Common Stock.

 (4) Includes options exercisable into 815,040 shares of Common Stock and 2,955,206 shares held by The Louis and Jolene Cole 1988 Revocable Trust, dated November 7, 1988 (the "Cole Trust"), of which Mr. Cole is a trustee.

 (5) Includes options exercisable into 55,119 shares of Common Stock.

 (6) Includes options exercisable into 43,871 shares of Common Stock.

 (7) Includes options exercisable into 236,652 shares of Common Stock.

 (8) Includes options exercisable into 306,000 shares of Common Stock.

 (9) Includes options exercisable into 120,000 shares of Common Stock.

(10) Includes options exercisable into 96,000 shares of Common Stock.

(11) Includes options exercisable into 24,000 shares of Common Stock and 385,000 shares held by The Strohm-Reavis Living Trust, dated April 12, 1990 (the "Strohm Trust"), of which Mr. Strohm is a trustee.

(12) Includes options exercisable into 1,918,952 shares of Common Stock and shares held by the Cole Trust and the Strohm Trust.

                         COMPENSATION COMMITTEE REPORT

   The Compensation Committee of the Company's Board of Directors (the "Compensation Committee" or the "Committee"), which is comprised of two (2) or more independent outside Directors, functions on behalf of the Board of Directors to review, consider, and determine named Executive Officers' total remuneration. Additionally, the Compensation Committee reviews and approves Legato's Total Employee Compensation Philosophy.

   The process for 2000 utilized by the Committee in determining executive officer compensation levels was based on the subjective judgment of the Committee. Among the factors considered by the Committee were the recommendations of the CEO with respect to the compensation of the Company's key executive officers. However, the Committee made the final compensation decisions concerning such officers.

   General Compensation Policy. The Committee's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards and (iii) long-term stock-based incentive awards.

   Base Salary. The base salary for each executive officer is set on the basis of general market levels and personal performance. Each individual's base pay is positioned relative to the total compensation package, including cash incentives and long-term incentives.

   Annual Cash Bonuses. Each executive officer has an established cash bonus target. The annual pool of bonuses for executive officers is distributed on the basis of the Company's achievement of the financial performance targets established at the start of the fiscal year and personal objectives established for each executive. Actual bonuses paid reflect an individual's accomplishment of both corporate and functional objectives and are based on a percentage of the individual's base salary. The corporate goals set for the 2000 fiscal year bonuses are based on the achievement of quarterly and annual revenue and operating income targets. During the 2000 fiscal year, the Company did not achieve the goals set for revenues and operating income.

However, with the employment of the new Chief Executive Officer, certain discretionary bonuses were made to certain executives. Each year, the annual incentive plan is reevaluated and new performance targets are established reflecting the Company's business plan and financial goals.

   Long-Term Incentive Compensation. In 2000, the Committee, in its discretion, made option grants to Messrs. Chappell, Panozzo, Smith, Symons and Wright and Ms. Denzel. Generally, a significant grant is made in the year that an officer commences employment, and no grant is made in the second year. Thereafter, option grants may be made at varying times and in varying amounts in the discretion of the Committee. Generally, the size of each grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's potential for future responsibility and promotion, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee's discretion.

   Each grant allows the officer to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a two to four year period, contingent upon the executive officer's continued employment with the Company. The vesting schedule and the number of shares granted are established to ensure a meaningful incentive in each year following the year of grant. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

   CEO Compensation. During fiscal 2000, the Company recruited Mr. Wright to assume the role of President and Chief Executive Officer. Mr. Wright's annual base salary was established by the Committee based upon his substantial experience as chief executive of another company in the high technology field, and in recognition of the challenges he faced with regard to leading the Company's business. The Committee intends base salary to provide Mr. Wright with a level of stability and certainty each year and intends that this particular component of compensation not be affected to any significant degree by Company performance factors. The Committee approved a sign-on bonus and guaranteed a pro-rated bonus for 2000 in recognition of the components of Mr. Wright's compensation that he would forfeit at his prior employer. The Committee also made significant option grants to Mr. Wright in connection with his commencement of employment. The option grant made to the Chief Executive Officer during the 2000 fiscal year was based on the factors discussed above and was intended to place a significant portion of Mr. Wright's total compensation at risk.

   The annual base salary for Mr. Cole, who served as the Company's President and Chief Executive Officer through October 2000, was increased by the Committee on March 1, 2000, which was consistent with the increases approved for all officers. The Committee's decision was made primarily on the basis of Mr. Cole's performance of his duties.

   Tax Limitation. Under the Federal tax laws, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. To qualify for an exemption from the $1 million deduction limitation, the stockholders approved a limitation under the Company's 1995 Stock Option/Stock Issuance Plan on the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Because this limitation was adopted, any compensation deemed paid to an executive officer when he exercises an outstanding option under the 1995 Stock Option/Stock Issuance Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. The Committee has decided not to take any action at this time to limit or restructure the elements of cash compensation payable to the Company's executive officers in order to assure the tax deductibility of that compensation. However, the Committee will reconsider this decision should the individual cash compensation of the Company's executive officers approach the $1 million level.

                                          Compensation Committee of the Board
                                          of Directors

                                          Eric A. Benhamou
                                          David N. Strohm

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee of the Company's Board of Directors was formed in September 1992, and the members of the Compensation Committee are Messrs. Benhamou and Strohm. Neither of these individuals was at any time during 2000, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                            AUDIT COMMITTEE REPORT

   In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Exhibit A, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company's independent accountants.

   Management is responsible for the Company's internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to the Company's financial reporting, and reviews the results and scope of the audit and other services provided by the Company's independent auditors.

   In this context, the Audit Committee has met and held discussions with management and the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company's independent auditors. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Fees associated with our engagement of PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2000 include the following:

 Audit Fees:

   Audit fees billed to us by PricewaterhouseCoopers LLP during 2000 for the audit of our annual financial statements and the review of our financial information included in our quarterly reports on Form 10-Q totaled $240,000.

 All Other Fees:

   Fees billed to us by PricewaterhouseCoopers LLP during 2000 for all other non-audit services rendered, including tax related services, totaled $799,800.

   The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors' their independence.

   Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                          Audit Committee of the Board of
                                           Directors

                                          H. Raymond Bingham
                                          Kenneth A. Goldman
                                          Christopher B. Paisley, Chairman

                            STOCK PERFORMANCE GRAPH

   The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between December 31, 1995 (the date the Company's Common Stock commenced public trading) and December 31, 2000 with the cumulative total return of (i) the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Stock Market-U.S. Index") and (ii) the Hambrecht & Quist Software Sector Index (the "H&Q Software Sector Index"), over the same period. This graph assumes the investment of $100.00 on December 31, 1995 in the Company's Common Stock, the Nasdaq Stock Market-U.S. Index and the H&Q Software Sector Index, and assumes the reinvestment of dividends, if any.

   The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from Bloomberg and Big Charts, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

       Comparison of Cumulative Total Return Among Legato Systems, Inc., the Nasdaq Stock Market-U.S. Index and the H&Q Software Sector Index

                             [CHART APPEARS HERE]

                          12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  12/31/00
                          -------- -------- -------- -------- --------- --------
Legato Systems........... $100.00  $210.48  $283.87  $850.81  $1,775.81 $191.94
Nasdaq Composite......... $100.00  $123.01  $150.21  $210.44  $  391.31 $238.19
H & Q Software........... $100.00  $121.39  $146.65  $191.55  $  435.60 $325.58

   The Company effected its initial public offering of Common Stock on July 5, 1995 at a price of $2.38 per share (as adjusted to reflect the two-for-one stock splits effected by the Company on July 5, 1996, April 17, 1998 and August 16, 1999 (collectively, the "Stock Splits")). The graph above, however, commences with the closing price of $3.91 per share (as adjusted to reflect the Stock Splits) on December 31, 1995.

   Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

   The following Summary Compensation Table sets forth the compensation earned by (i) the two individuals who served as the Company's Chief Executive Officer during fiscal 2000 and (ii) the four other most highly compensated executive officers who were serving in such capacity at the end of fiscal 2000 and two officers who ceased employment during the year, each of whose salary and bonus for the fiscal year 2000 exceeded $100,000, for the services which each of these named individuals (collectively, the "Named Officers") rendered in all capacities to the Company and its subsidiaries for each of the 2000, 1999 and 1998 fiscal years. No other executive officer of the Company who would have otherwise been included in the table on the basis of salary and bonus earned for the 2000 fiscal year resigned or otherwise terminated employment during such fiscal year.

                          Summary Compensation Table

                                                    Long-Term
                                                   Compensation
                                                   ------------
                                      Annual        Number of
                                   Compensation     Securities
    Name and Principal          ------------------  Underlying     All Other
         Position          Year Salary(1)  Bonus     Options    Compensation(2)
    ------------------     ---- --------- -------- ------------ ---------------
David B. Wright(3)........ 2000 $162,500  $750,500  2,250,000      $  2,997(4)
 President and             1999     ***       ***        ***           ***
 Chief Executive Officer   1998     ***       ***        ***           ***

Thomas L. Panozzo......... 2000 $184,167  $ 90,797    150,000      $  1,208
 Senior Vice President,    1999 $ 87,500  $ 35,548        --       $ 18,502(5)
 Service and Support/Asst
  Secretary                1998     ***       ***        ***           ***

James P. Chappell......... 2000 $196,983  $ 31,750    200,000      $  1,209
 Senior Vice President,    1999 $160,725  $116,223        --       $  1,125
 of Field Sales Operations 1998 $119,328  $ 88,325        --       $    960

George J. Symons.......... 2000 $189,940  $ 44,406    144,000      $    172
 Vice President, Product   1999 $118,565  $ 29,641         --      $    172
 Management and
  Development              1998     ***       ***        ***           ***

Kent D. Smith............. 2000 $225,280  $ 25,000     50,000      $  1,240
 Former Vice President,    1999 $211,680  $133,300         --      $  1,381
 Worldwide Sales, Support
  and                      1998 $211,260  $154,077    100,000         $ 626
 Corporate Marketing

Louis C. Cole............. 2000 $267,754       --         --       $  1,209
 Former Chief Executive    1999 $255,314  $212,633        --       $  1,410
 Officer                   1998 $240,170  $195,059    200,000      $    626

Stephen C. Wise........... 2000 $151,648       --         --       $201,118(6)
 Former Chief Financial
  Officer                  1999 $194,964  $123,944     80,000      $  1,353
                           1998 $183,400  $102,375        --       $    626

Nora M. Denzel............ 2000 $100,522       --      50,000      $  1,078
 Former Vice President     1999 $202,718  $128,762    100,000      $  1,368
 Product Operations        1998 $181,996  $115,249        --       $    626

-------
(1) Salary includes amounts deferred under the Company's 401(k) Plan.
(2) Represents (i) the Company matching contribution to the 401(k) Plan in the amount of $1,000 for each Named Officer and (ii) the life insurance premiums paid by the Company on behalf of such individual with respect to policies under which such individual has the right to designate the beneficiaries.
(3) Mr. Wright commenced employment on October 4, 2000.

(4) Represents (i) $597 in life insurance premiums paid by the Company on behalf of such individual with respect to policies under which such individual has the right to designate the beneficiaries and (ii) $2,400 in a car allowance.
(5) Represents (i) the Company matching contribution to the 401(k) Plan in the amount of $1,000 for the Named Officer, (ii) $216 in life insurance premiums paid by the Company on behalf of such individual with respect to policies under which such individual has the right to designate the beneficiaries, and (iii) $17,286 in relocation expenses.
(6) Represents (i) the Company matching contribution to the 401(k) Plan in the amount of $1,000 for the Named Officer, (ii) $118 in life insurance premiums paid by the Company on behalf of such individual with respect to policies under which such individual has the right to designate the beneficiaries, and (iii) severance pay in the amount of $200,000.

   The following table contains information concerning the stock option grants made to each of the Named Officers for 2000. No stock appreciation rights were granted to these individuals during such year.

                       Option Grants in Last Fiscal Year

                                    Individual Grants(1)
                         ---------------------------------------------
                                                                        Potential Realizable
                                                                       Value at Assumed Annual
                         Number of     % of Total                       Rates of Stock Price
                         Securities     Options                        Appreciation for Option
                         Underlying    Granted to Exercise                     Term(2)
                          Options      Employees    Price   Expiration -----------------------
          Name            Granted       in 2000   Per Share    Date        5%          10%
          ----           ----------    ---------- --------- ---------- ----------- -----------
David B. Wright......... 1,600,000(3)   22.8822%  $ 9.7500   11/10/10  $13,796,376 $34,962,725

Thomas L. Panozzo.......    50,000       0.5085%  $26.3750    1/28/10  $   829,355 $ 2,101,748
                            50,000(4)    0.5085%  $10.8125    7/19/10  $   339,996 $   861,617
                            50,000       0.5085%  $ 9.7500   11/10/10  $   306,586 $   776,949

James P. Chappell.......    50,000       0.5085%  $26.3750    1/28/10  $   829,355 $ 2,101,748
                            50,000(4)    0.5085%  $13.3750    7/11/10  $   420,573 $ 1,065,815
                           100,000       1.0170%  $ 9.7500   11/10/10  $   613,172 $ 1,553,899

George J. Symons........    30,000       0.3051%  $26.3750    1/28/10  $   497,613 $ 1,261,049
                            14,000       0.1424%  $10.6250    4/24/10  $    93,548 $   237,069
                            50,000       0.5085%  $16.1250    6/15/10  $   507,046 $ 1,284,955
                            50,000       0.5085%  $ 9.7500   11/10/10  $   306,586 $   776,949

Kent D. Smith...........    50,000       0.5085%  $26.3750    1/28/10  $   829,355 $ 2,101,748

Louis C. Cole...........       --           --         --         --           --          --

Stephen C. Wise.........       --           --         --         --           --          --

Nora M. Denzel..........    50,000       0.5085%  $26.3750    1/28/10  $   829,355 $ 2,101,748

--------

(1) The options disclosed in the table were granted on January 28, 2000, April 24, 2000, June 15, 2000, July 11, 2000, July 19, 2000 and November 10,
    2000. The exercise price for each option may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise. The plan administrator has the discretionary authority to reprice the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the regrant date. The options have a maximum term of 10 years measured from the option grant date, subject to earlier termination in the event of the optionee's cessation of service with the Company. Except as otherwise noted in footnotes (3) and (4) below, the options listed in the table become exercisable for 25% of the shares after one year of service from the designated vesting date and for the remaining 75% monthly over the three years thereafter. Under each of the options, the option shares will vest upon an acquisition of the Company by merger or asset sale, unless the acquiring company assumes the options. Any options that are assumed or replaced in the transaction and do not otherwise accelerate at that time shall automatically accelerate (and any unvested option shares which do not otherwise vest at that time shall automatically vest) in the event the optionee's service terminates by reason of an involuntary or constructive termination within 18 months following the transaction.

(2) There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(3) Options to purchase 250,000 shares of Common Stock become exercisable after one year of service from Mr. Wright's hire date, while options to purchase 1,350,000 shares of Common Stock become exercisable for 25% of the shares after one year of service from his hire date and for the remaining 75% monthly over the three years thereafter. In addition, in connection with his initial employment agreement with the Company, Mr. Wright received an option grant for 650,000 shares at an exercise price of $9.75 per share on January 2, 2001. These options become exercisable for 25% of the shares after one year of service from date of hire and for the remaining 75% monthly over the three years thereafter.

(4) The options granted in July 2000 vest in full one year from the grant date.

   The following table sets forth information concerning option exercises in 2000 and option holdings as of the end of the 2000 fiscal year with respect to each of the Named Officers. No stock appreciation rights were outstanding at the end of that year.

                Aggregate Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                        Number of Securities      Value of Unexercised
                          Shares    Value Realized     Underlying Unexercised     In-the-Money Options
                         Acquired  (Market Price at       Options at FY-End          At FY-End(1)($)
                            on       Exercise Less    ------------------------- -------------------------
          Name           Exercise Exercise Price) ($) Exercisable Unexercisable Exercisable Unexercisable
          ----           -------- ------------------- ----------- ------------- ----------- -------------
David B. Wright.........     --              --             --      1,600,000          --         --
Thomas L. Panozzo.......     --              --          35,416       214,584          --         --
James P. Chappell.......  40,000      $1,458,760        132,832       256,768   $  295,624     $  625
George J. Symons........     --              --          42,720       171,922   $   63,963          0
Kent D. Smith...........     --              --         720,316        52,084   $2,784,130     $3,124
Louis C. Cole...........     --              --         660,873       304,167   $  559,555     $6,248
Stephen C. Wise.........     --              --         169,324        95,676   $  199,162     $6,269
Nora M. Denzel.......... 103,369      $  474,447            --            --           --         --

--------
(1) Based on the fair market value of the Company's Common Stock at year-end ($7.438) per share less the exercise price payable for such shares.

   Bonus Plan. In 2001, the Company instituted an executive bonus program pursuant to which bonuses will be paid to executive officers based on individual and Company performance targets. In addition, certain non-executive employees will receive semi-annual bonuses if the Company meets its performance targets. The Company's performance targets are based on meeting revenue and income levels on a semi-annual and annual basis.

            EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

   Except for Mr. Wright, none of the Company's current executive officers have employment or severance agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors.

   On September 25, 2000, the Company extended an offer of employment to David
B. Wright to serve as the Company's President and Chief Executive Officer. The offer letter provided Mr. Wright with a base salary of $650,000, plus a sign-on bonus of $600,000 in partial consideration of compensation he forfeited from his prior employer. Mr. Wright is eligible for an annual incentive payment of 100% of his salary at certain levels of achievement of his performance objectives and a maximum of 200% of his salary at greater achievement levels. The incentive award is guaranteed for the 2000 fiscal year at 100% of his salary, pro-rated for the number of months of his employment. The Company has agreed to reimburse the cost of life insurance with a face amount of $2,000,000 and pay an automobile allowance of $800 per month. Pursuant to the offer letter, as amended, Mr. Wright was granted options to purchase an aggregate of 2,250,000 shares of Company common stock, of which 2,000,000 vest over four years and 250,000 vests in one year. The Company extended a loan to Mr. Wright in the amount of $500,000 on December 6, 2000 to assist him in the repayment of a promissory note to his former employer. The note is secured by a deed of trust conveying a security interest in Mr. Wright's principal residence. The note bears interest at 6.5%, compounded annually, with principal and interest due on December 6, 2003, subject to acceleration upon his cessation of employment and certain other events. In addition, the note provides that 50% of the principal and all accrued interest to date shall be forgiven on December 6, 2002 and the balance on December 6, 2003 provided Mr. Wright is employed on each of those dates and not in default under the note. The largest aggregate amount of indebtedness outstanding during 2000 and the amount outstanding on December 31, 2000 was $500,000, excluding accrued interest. The agreement provides for continuation of Mr. Wright's base salary should his employment be terminated by the Company without cause for the lesser of 18 months or until he commences new employment. The agreement also provides for immediate full vesting of his stock options and payment of one year's base salary and target bonus (or prior year bonus if higher) should he be involuntarily terminated within 12 months following certain change of control transactions involving the Company, including for this purpose if he fails to serve as chief executive officer of an independent public company following any such transaction.

   The Company entered into a Separation Agreement with Stephen C. Wise, the Company's former Chief Financial Officer on July 28, 2000. Pursuant to the agreement, the parties released all potential claims against each other. In consideration, Mr. Wise received the cash sum of $200,000, continued health care benefits under the Company's plans for up to 18 months, and vesting of all stock options that would have vested through August 31, 2001 and an extension of the time to exercise his vested stock options through August 31, 2001.

   Options granted under the 1995 Stock Option/Stock Issuance Plan will vest upon an acquisition of the Company by merger or asset sale, unless the acquiring company assumes the options. Any options that are assumed or replaced in the transaction and do not otherwise accelerate at that time shall automatically accelerate (and any unvested option shares which do not otherwise vest at that time shall automatically vest) in the event the optionee's service terminates by reason of an involuntary or constructive termination within 18 months following the transaction. The Compensation Committee also has the authority under the 1995 Stock Option/Stock Issuance Plan to accelerate the exercisability of outstanding options, or to accelerate the vesting of the shares of Common Stock subject to outstanding options, held by the Chief Executive Officer and the Company's other executive officers. Such acceleration may be conditioned on the optionee's termination of employment (whether involuntarily or through a forced resignation) and may be conditioned upon the occurrence of a merger, reorganization or consolidation or upon a hostile take-over of the Company effected through a tender offer or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

                                PROPOSAL NO. 2

               APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN

Introduction

   The stockholders are being asked to approve the implementation of the Company's new Employee Stock Purchase Plan under which 3,000,000 shares of the Company's common stock will initially be reserved for issuance. The Purchase Plan was adopted by the Company's Board of Directors on March 23, 2001 and will become effective on June 1, 2001, provided this Proposal is approved at the Annual Meeting.

   The Purchase Plan is intended to serve as the successor to the Company's existing employee stock purchase plan and is designed to provide eligible employees of the Company and participating affiliates (whether now or subsequently established) with the continuing opportunity to purchase shares of common stock at semi-annual intervals through their accumulated periodic payroll deductions under the Purchase Plan. If this Proposal is approved and the Purchase Plan is implemented, then the currently outstanding purchase rights under the predecessor plan will remain in effect until they are exercised on the final July 31, 2002 purchase date under the predecessor plan.

   In addition to the new Purchase Plan, the Company will also implement the International Employee Stock Purchase Plan under which eligible non-U.S. citizens and U.S. citizens working abroad who are not paid in U.S. currency may purchase common stock pursuant to payroll deductions. The share reserve under the Purchase Plan will fund the purchase of shares of common stock under both the new Purchase Plan and the International Purchase Plan.

   The terms and provisions of the Purchase Plan are summarized below. This summary, however, does not purport to be a complete description of the Purchase Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the attention of the Company's corporate secretary at the Company's corporate offices in Mountain View, California.

Description of the Purchase Plan

 Administration

   The Purchase Plan will be administered by the Compensation Committee of the Board. Such committee, as plan administrator, will have full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan.

 Securities Subject to the Purchase Plan

   The maximum number of shares of common stock initially reserved for issuance over the term of the Purchase Plan (including shares purchased under the International Purchase Plan) will be limited to 3,000,000 shares. This share reserve will automatically increase on the first trading day of January each year, beginning with calendar year 2002, by two (2) percent of the Common Stock then outstanding, but in no event will any such annual increase exceed 3,000,000 shares.

   The shares issuable under the Purchase Plan may be made available from authorized but unissued shares of the Common Stock or from shares of Common Stock repurchased by the Company, including shares repurchased on the open market.

   In the event that any change is made to the Company's outstanding common stock (whether by reason of any recapitalization, stock dividend, stock split, exchange or combination of shares or other change affecting the outstanding common stock as a class without the Company's receipt of consideration), appropriate adjustments will be made to (a) the maximum number and class of securities issuable under the Purchase Plan, (b) the maximum number and class of securities purchasable per participant on any one purchase date, (c) the maximum number and class of securities purchasable in total by all participants on any one purchase date, (d) the number and class of securities and the price per share in effect under each outstanding purchase right and (e) the maximum number and class of securities by which the share reserve may automatically increase each calendar year under the Purchase Plan. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Purchase Plan or the outstanding purchase rights thereunder.

 Offering Periods and Purchase Rights

   Common stock will be offered for purchase under the Purchase Plan through a series of overlapping offering periods, each with a maximum duration of twenty-four (24) months. Such offering periods will begin on the first business day of May and on the first business day of November each year. Accordingly, two (2) separate offering periods will begin in each calendar year the Purchase Plan remains in effect. However, the initial offering period under the Purchase Plan will begin on June 1, 2001 and will end on the last business day in April 2003.

   Each offering period will consist of a series of one or more successive purchase intervals. Purchase intervals will run from the first business day in May to the last business day in October each year and from the first business day in November each year to the last business day in April in the immediately succeeding year. However, for the offering period which begins on June 1, 2001, the initial purchase interval will run from June 1, 2001 to October 31, 2001.

   If the fair market value per share of common stock on any semi-annual purchase date within a particular offering period is less than participant's entry date price for that offering period, then the participant will automatically be transferred from that offering period after the semi-annual purchase of shares on his or her behalf and enrolled in the new offering period which begins on the next business day following such purchase date.

 Eligibility and Participation

   Any individual who is employed on a basis under which he or she is regularly expected to work for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase
Plan) is eligible to participate in the Purchase Plan.

   An individual who is an eligible employee on the start date of any offering period may enter that offering period on such start date or on the supplemental entry date for that offering period. Each individual who first becomes an eligible employee after the start date of an offering period may enter that offering period only on the supplemental entry date for that offering period. For offering periods that begin in May each year, the supplemental entry date will be the first business day in August of that year, and for offering periods that begin in November each year, the supplemental entry date will be the first business day in February of the following year. An eligible employee may not participate in more than one offering period at a time.

   As of February 28, 2000, approximately 1,300 employees, including 10 executive officers, were eligible to participate in the Purchase Plan.

 Purchase Price

   The purchase price of the common stock purchased on behalf of each participant in the Purchase Plan on each semi-annual purchase date will be equal to 85% of the lower of (i) the participant's entry date price for the offering period in which the participant is enrolled or (ii) the fair market value per share on the semi-annual purchase date. For participant's who enroll at the start of an offering period, the entry date price will be the fair market value per share of common stock on the start date of that offering period. For participant's whose entry date is the supplemental entry date for the offering period, the entry date price will be the greater of (i) the fair market value per share of common stock on his or her entry date into such offering period or (ii) the fair market value per share on the start date of that offering period.

   The fair market value per share of the common stock on any particular date under the Purchase Plan will be deemed to be equal to the closing selling price per share on such date reported on the Nasdaq National Market and published in The Wall Street Journal. On March 30, 2001, the closing selling per share of Common Stock on the Nasdaq National Market was $12.0625.

 Payroll Deductions and Stock Purchases

   Each participant may authorize periodic payroll deductions in any multiple of 1% up to a maximum of 10% of his or her total cash compensation (base salary plus bonus, overtime and commissions) to be applied to the acquisition of common stock at semi-annual intervals. Accordingly, on each semi-annual purchase date (the last business day in April and October each year), the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of common stock at the purchase price in effect for the participant for that purchase date.

 Special Limitations

   The Purchase Plan imposes certain limitations upon a participant's rights to acquire common stock, including the following limitations:

  . Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of common stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

  . Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

  . No participant may purchase more than 5,000 shares of common stock on any one purchase date.

  . The maximum number of shares of common stock purchasable in total by all participants (including those participants in the International Purchase
     Plan) on any one purchase date will be limited to 1,500,000 shares.

   The Compensation Committee will have the discretionary authority to increase or decrease the per participant and total participant limitations on the start date of any new offering period under the Purchase Plan.

 Termination of Purchase Rights/Termination of Employment

   The participant may withdraw from the Purchase Plan at any time, and his or her accumulated payroll deductions will, at the participant's election, be applied to the purchase of shares on the next semi-annual purchase date or refunded.

   Upon the participant's cessation of employment or loss of eligible employee status, payroll deductions will automatically cease. Any payroll deductions which the participant may have made for the semi-annual period in which such cessation of employment or loss of eligibility occurs will be immediately refunded.

 Stockholder Rights

   No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

 Assignability

   Purchase rights are not assignable or transferable by the participant other than by will or by the laws of inheritance following the participant's death, and the purchase rights are exercisable only by the participant during the participant's lifetime.

 Change in Ownership

   In the event a change in ownership occurs, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price in effect for each participant will be equal to 85% of the lower of (a) the entry date price per share in effect for the participant for the offering period in which he or she is enrolled at the time such acquisition occurs or (b) the fair market value per share immediately prior to such acquisition. The limitation on the maximum number of shares purchasable in total by all participants on any one purchase date will not be applicable to any purchase date attributable to such an acquisition.

   A change in ownership will be deemed to occur if (a) the Company is involved in a merger or consolidation in which more than 50% of the Company's outstanding voting stock is transferred to a person or persons different from those who held stock immediately prior to such transaction, (b) the Company sells, transfers or disposes of all or substantially all of its assets or (c) any person or related group of persons acquires ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders.

 Share Pro-Ration

   Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Purchase Plan, then the plan administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock pro-rated to such individual, will be refunded.

 Amendment and Termination

   The Purchase Plan will terminate upon the earliest of (a) the last business day in April 2011, (b) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (c) the date on which all purchase rights are exercised in connection with an acquisition of the Company.

   The Board may at any time alter, suspend or terminate the Purchase Plan. However, the Board may not, without stockholder approval, (a) increase the number of shares issuable under the Purchase Plan, (b) alter the purchase price formula so as to reduce the purchase price or (c) modify the requirements for eligibility to participate in the Purchase Plan.

 Purchase Plan Transactions

   Since January 2000, each of the Named Officers and the indicated groups has purchased the following number of shares of the Company's common stock at the indicated weighted average price per share under the predecessor employee stock purchase plan:

                                                                     Weighted
                                                  Shares acquired    Average
                                                     under the    Purchase Price
   Name                                            Purchase Plan    per share
   ----                                           --------------- --------------
   David B. Wright..............................          --              --
   Thomas L. Panozzo............................        3,055         $ 9.98
   James P. Chappell............................        2,946         $ 9.98
   George J. Symons.............................        1,769         $ 9.98
   Kent D. Smith................................          --             --
   Stephen C. Wise..............................          723         $14.84
   Nora M. Denzel...............................          620         $21.41

   All current executive officers as a group
    (9 persons).................................        7,770         $ 9.98
   All employees, including all current officers
    who are not executive officers, as a group
    (1).........................................      814,858         $10.49

--------
  (1) This number reflects purchases by all eligible employees since January 2000, including former employees.

   In addition, Messrs. Panozzo, Chappell and Symons holds an outstanding purchase right under the predecessor employee stock purchase plan to acquire up to a maximum of 2,000 shares of common stock on July 31, 2001, January 31, 2002 and July 31, 2000 at a price per share not more than $7.81. However, for Mr. Wright, the price per share will not be more than $15.62. Messrs. Smith and Wise and Ms. Denzel do not hold any outstanding purchase right under the predecessor plan.

 New Plan Benefits

   No purchase rights have been granted, and no shares have been issued, prior to the solicitation of stockholder approval under this Proposal.

 Federal Tax Consequences

   The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

   If the participant sells or otherwise disposes of the purchased shares within two (2) years after the his or her entry date into the offering period in which such shares were acquired or within one (1) year after the actual semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

   If the participant sells or disposes of the purchased shares more than two
(2) years after his or her entry date into the offering period in which the shares were acquired and more than one (1) year after the actual semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) the amount by which the fair market value of the shares on his or her entry date into that offering period exceeded the purchase price paid for the shares, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

   If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) the amount by which the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired exceeded the purchase price paid for the shares will constitute ordinary income in the year of death.

 Accounting Treatment

   Under current accounting principles applicable to employee stock purchase plans qualified under Section 423 of the Internal Revenue Code, the issuance of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the fair value of those purchase rights treated as compensation expense.

 Stockholder Approval

   The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the Purchase Plan described in this Proposal. Should such stockholder approval not be obtained, then neither the new Purchase Plan nor the International Purchase Plan will be implemented, but the predecessor employee stock purchase plan will continue in effect, and shares will be issuable under that plan, until the last business day in July 2005 or its earlier termination.

Recommendation of the Board of Directors

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

   The Board believes that it is in the best interests of the Company to continue to provide employees with the opportunity to acquire an ownership interest in the Company through their participation in the Purchase Plan and thereby encourage them to remain in the Company's employ and more closely align their interests with those of the stockholders.

                                PROPOSAL NO. 3

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

   The Company is asking the stockholders to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of PricewaterhouseCoopers LLP.

   In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

   PricewaterhouseCoopers LLP has audited the Company's financial statements since 1989. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company's Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

   The Company extended a loan to Mr. Chappell in the amount of $120,000 on January 12, 2001 to assist him with the payment of taxes recognized on certain stock compensation income. The note is secured by a deed of trust conveying a security interest in Mr. Chappell's principal residence. The note bears interest at 5.9%, compounded quarterly, with principal and interest due on December 31, 2001, subject to acceleration upon his cessation of employment and certain other events.

   The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has also entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

   The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2000 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2000 fiscal year, the Company believes that all reporting requirements under
Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent (10%) stockholders, except that Kent Smith filed a Form 5 one day late with respect
to             .

                                   FORM 10-K

   THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR 2000, INCLUDING THE FINANCIAL STATEMENTS AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO LEGATO SYSTEMS, INC., 2350 WEST EL CAMINO REAL, MOUNTAIN VIEW, CALIFORNIA 94040, ATTN: CORY SINDELAR, CORPORATE FINANCE.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

   Stockholder proposals that are intended to be presented at the 2002 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than December 13, 2001, in order to be included. If the Company is not notified of a stockholder proposal by February 27, 2002, then the proxy solicited by the board of directors for the 2002 annual meeting will confer discretionary authority to vote against such stockholder proposals. Such stockholder proposals should be addressed to: Legato Systems, Inc., 2350 West El Camino Real, Mountain View, California 94040, Attn: Cory Sindelar, Corporate Finance.

                                 OTHER MATTERS

   The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Andrew J. Brown

                                          Andrew J. Brown
                                          Secretary

Mountain View, California
April 9, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                                   EXHIBIT A

                            AUDIT COMMITTEE CHARTER

Audit Committee Charter

 Purpose

   The purpose of the Audit Committee established pursuant to this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Legato Systems, Inc. (the "Company"), to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, to supervise the finance function of the Company (which will include, among other matters, the Company's investment activities) and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

   In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

 Charter Review

   The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) shall be publicly filed.

 Membership

   The Audit Committee must be comprised of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall be an independent director to the extent required by Rule 4310 and Rule 4460 of the National Association of Securities Dealers, Inc. ("NASD").

   Further, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the foregoing, one director who is not independent, as defined in the NASD Rules, and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

 Meetings

   The Audit Committee will meet separately with the Principal Executive Officer annually, and separately with the Principal Financial Officer of the Company, at least 4 times per year, to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination and management report.

   At each of its meetings, to the extent appropriate based on the point in time of the meeting during the Company's fiscal year, the Audit Committee shall take such actions as may be necessary or desirable to carry out its responsibilities (as set forth below).

 Responsibilities

   The responsibilities of the Audit Committee shall include:

     1. Nominating the independent auditors for annual approval by the Board and ratification by the stockholders;

     2. Reviewing the plan for the audit and related services at least annually;

     3. Reviewing audit results and annual and interim financial statements;

     4. Ensuring the receipt of, and the reviewing of, a written statement from the Company's auditors delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard 1;

     5. Reviewing and actively discussing with the Company's auditors any disclosed relationship or service that may impact the objectivity and independence of the auditor;

     6. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

     7. Overseeing the adequacy of the Company's systems of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls, and overseeing the effectiveness of the internal audit function (when applicable);

     8. Overseeing the Company's compliance with the Foreign Corrupt Practices Act;

     9. Overseeing the Company's compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities, and

     10. Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

   In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

   Finally, the Audit Committee shall ensure that the Company's auditors understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company's stockholders, and (ii) the Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent auditors (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

 Reports

   The Audit Committee will, to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board of Directors. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

                                                                    Exhibit B


                            LEGATO SYSTEMS, INC.

                        EMPLOYEE STOCK PURCHASE PLAN
                        ----------------------------


     I.   PURPOSE OF THE PLAN

          This Employee Stock Purchase Plan is intended to promote the interests of Legato Systems, Inc., a Delaware corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll deduction-based employee stock purchase plan designed to qualify under Section 423 of the Code.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.  ADMINISTRATION OF THE PLAN

          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III. STOCK SUBJECT TO PLAN

          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan and the International Plan shall be limited to 3,000,000 shares.

          B. The number of shares of Common Stock available for issuance under the Plan and the International Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2002, by an amount equal to two percent (2%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceeding calendar year, but in no event shall any such annual increase exceed 3,000,000 shares.

          C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan and the International Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants on any one Purchase Date, (iv) the maximum number and/or class of securities by which the share reserve may increase automatically each calendar year pursuant to the provisions of
Section III.B and (v) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

     IV.  OFFERING PERIODS

          A. Shares of Common Stock shall be offered for purchase under the Plan through a series of overlapping offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

          B. Each offering period shall be of twenty-four (24) months in duration. However, the Plan Administrator may, prior to the start date of any offering period, establish a shorter duration for that offering period. Offering periods shall commence at semi-annual intervals on the first business day of May and November each year over the term of the Plan. Accordingly, two
(2) separate offering periods shall commence in each calendar year the Plan remains in existence. However, the initial offering period shall commence at the Effective Time and terminate on the last business day in April 2003.

          C. Each offering period shall consist of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in May to the last business day in October each year and from the first business day in November each year to the last business day in April in the following year. However, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in October 2001.

          D. Should the Fair Market Value per share of Common Stock on any Purchase Date within a particular offering period be less than the Entry Date Price per share of Common Stock in effect for a Participant for that offering period, then such Participant shall, immediately after the purchase of shares of Common Stock on his or her behalf on such Purchase Date, be transferred from that offering period and automatically enrolled in the next offering period commencing after such Purchase Date.

     V.   ELIGIBILITY

          A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or may enter on the Second Entry Date for that offering period, provided such individual remains an Eligible Employee. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period only on the Second Entry Date for that offering period, provided he or she is an Eligible Employee at that time.


                                     2.

          B. An Eligible Employee who does not enter an offering period on the date or dates on which he or she is otherwise permitted to do so under
Section V.A above cannot enter that particular offering period on any later date and must wait until the start of a new offering period in order to enter the Plan.

          C. Eligible Employees may participate in only one offering period at a time.

          D. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

          E. Except as otherwise provided in Section IV.D. above, an Eligible Employee must, in order to participate in a particular offering period, complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her Entry Date into that offering period.

     VI.  PAYROLL DEDUCTIONS

          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

               (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

               (ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

          B. Payroll deductions shall begin on the first pay day administratively feasible following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.


                                     3.

          C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

          D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period .

     VII. PURCHASE RIGHTS

          A.   Grant of Purchase Rights. A Participant shall be granted a
               ------------------------
separate purchase right for each offering period in which he or she is enrolled. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments during that offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

          B.   Exercise of the Purchase Right. Each purchase right shall be
               ------------------------------
automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

          C.   Purchase Price. The purchase price per share at which Common
               --------------
Stock will be purchased on the Participant's behalf on each Purchase Date within the particular offering period in which he or she is enrolled shall be equal to eighty-five percent (85%) of the lower of (i) the Entry Date Price per share of Common Stock in effect for the Participant for that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

          D.   Number of Purchasable Shares. The number of shares of Common
               ----------------------------
Stock purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 5,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum number of shares of Common Stock purchasable in total by all Participants in the Plan and the International Plan


                                     4.

on any one Purchase Date shall not exceed 1,500,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in total by all Participants enrolled in that particular offering period on each Purchase Date which occurs during that offering period.

          E.   Excess Payroll Deductions. Any payroll deductions not applied
               -------------------------
to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in total by all Participants on the Purchase Date shall be promptly refunded.

          F.   Termination of Purchase Right. The following provisions shall
               -----------------------------
govern the termination of outstanding purchase rights:

               (i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period in which he or she is enrolled, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

               (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her Entry Date into that offering period.

               (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for


                                     5.

     the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (x) within ninety (90) days following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant's right to reemployment with the Corporation is guaranteed by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the his or her scheduled Entry Date into any subsequent offering period in which he or she wishes to participate.

          G.   Change in Control. Each outstanding purchase right shall
               -----------------
automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Entry Date Price per share of Common Stock in effect for the Participant for the offering period in which such individual is enrolled at the time of such Change in Control or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date.

          The Corporation shall use its best efforts to provide at least ten
(10) days' prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

          H.   Proration of Purchase Rights. Should the total number of shares
               ----------------------------
of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan and the International Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant (and each participant in the International Plan), to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

          I.   Assignability. The purchase right shall be exercisable only by
               -------------
the Participant and shall not be assignable or transferable by the Participant.

          J.   Stockholder Rights. A Participant shall have no stockholder
               ------------------
rights with respect to the shares subject to his or her outstanding purchase right until the shares are


                                     6.

purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

    VIII. ACCRUAL LIMITATIONS

          A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423)) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000.00) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

          B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

               (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period in which such right remains outstanding.

               (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions that the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

          D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

     IX.  EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan was adopted by the Board on March 23, 2001, and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the


                                     7.

shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

          B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in April 2011, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

     X.   AMENDMENT OF THE PLAN

          A. The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Time be subsequently revised so as to require the Corporation to recognize compensation expense in the absence of such amendment or termination.

          B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders: (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify the eligibility requirements for participation in the Plan.


                                     8.

     XI.  GENERAL PROVISIONS

          A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

          B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

          C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.


                                     9.

                                 Schedule A

                        Corporations Participating in
                        Employee Stock Purchase Plan
                          As of the Effective Time
                          ------------------------

                            Legato Systems, Inc.
                         Intelliguard Software, Inc.
                                O.R.P., Inc.
                           FullTime Software, Inc.
                           Lasso Acquisition Corp.
                         Sundance Acquisition Corp.
                              Vinca Corporation

                                  APPENDIX
                                  --------

          The following definitions shall be in effect under the Plan:

          A.   Board shall mean the Corporation's Board of Directors.
               -----

          B.   Cash Earnings shall mean (i) the regular base salary paid to a
               -------------
Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan plus
(ii) all overtime payments, bonuses, commissions, profit-sharing distributions or other incentive-type payments received during such period. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any contributions made by the Participant to any Code
Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall not include any contributions made by the Corporation or any Corporate Affiliate on the Participant's behalf to any employee benefit or welfare plan now or hereafter established (other than Code
Section 401(k) or Code Section 125 contributions deducted from such Cash Earnings).

          C.   Change in Control shall mean a change in ownership of the
               -----------------
Corporation pursuant to any of the following transactions:

               (i) a merger, consolidation or other reorganization approved by the Corporation's stockholders, unless securities representing more
                                        ------
     than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

               (iii) the acquisition, directly or indirectly, by a person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

          D.  Code shall mean the Internal Revenue Code of 1986, as amended.
              ----

          E.  Common Stock shall mean the Corporation's common stock.
              ------------


                                     A-1.

          F.   Corporate Affiliate shall mean any parent or subsidiary
               -------------------
corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

          G.   Corporation shall mean Legato Systems, Inc., a Delaware
               -----------
corporation, and any corporate successor to all or substantially all of the assets or voting stock of Legato Systems, Inc. that shall by appropriate action adopt the Plan.

          H.   Effective Time shall mean June 1, 2001. Any Corporate Affiliate
               --------------
that becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

          I.   Eligible Employee shall mean any person who is employed by a
               -----------------
Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401 (a).

          J.   Entry Date shall mean the date an Eligible Employee first
               ----------
commences participation in an offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

          K.   Entry Date Price shall, for each Participant in an offering
               ----------------
period under the Plan, mean the Fair Market Value per share of Common Stock on such Participant's Entry Date into that offering period; provided, however, that for each Participant whose Entry Date is other than the start date of that offering period, the Entry Date Price shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

          L.   Fair Market Value per share of Common Stock on any relevant
               -----------------
date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no
                                      -----------------------
     closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange


                                    A-2.

     and published in The Wall Street Journal. If there is no closing selling
                      -----------------------
     price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          M.   International Plan shall mean the Corporation's International
               ------------------
Employee Stock Purchase Plan.

          N.   1933 Act shall mean the Securities Act of 1933, as amended.
               --------

          O.   Participant shall mean any Eligible Employee of a Participating
               -----------
Corporation who is actively participating in the Plan.

          P.   Participating Corporation shall mean the Corporation and such
               -------------------------
Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

          Q.   Plan shall mean the Corporation's Employee Stock Purchase Plan,
               ----
as set forth in this document.

          R.   Plan Administrator shall mean the committee of two (2) or more
               ------------------
Board members appointed by the Board to administer the Plan.

          S.   Purchase Date shall mean the last business day of each Purchase
               -------------
Interval. The initial Purchase Date shall be October 31, 2001.

          T.   Purchase Interval shall mean each successive six (6)-month
               -----------------
period within a particular offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

          U.   Stock Exchange shall mean either the American Stock Exchange or
               --------------
the New York Stock Exchange.

          V.   Second Entry Date shall mean the first business day in February
               -----------------
and August each year on which certain Eligible Employees are permitted, pursuant to the express provisions of the Plan, to enter an offering period. For offering periods that begin on the first business day in May each year, the Second Entry Date shall be the first business day in August of that year, and for offering periods that begin on the first business day of November each year, the Second Entry Date shall be the first business day in February of the year following the year in which that offering period begins.


                                    A-3.

                            LEGATO SYSTEMS, INC.

                 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
                 ------------------------------------------


     I.   PURPOSE OF THE PLAN

          This International Employee Stock Purchase Plan is intended to promote the interests of Legato Systems, Inc., a Delaware corporation, by providing eligible employees of the Corporation's Foreign Subsidiaries with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll deduction-based employee stock purchase plan.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.  ADMINISTRATION OF THE PLAN

          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III. STOCK SUBJECT TO PLAN

          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan and the U.S. Plan shall be limited to 3,000,000 shares.

          B. The number of shares of Common Stock available for issuance under the Plan and the U.S. Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2003, by an amount equal to two percent (2%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceeding calendar year, but in no event shall any such annual increase exceed 3,000,000 shares.

          C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan and the U.S. Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants on any one Purchase Date, (iv) the maximum number and/or class of securities by which the share reserve may increase automatically each calendar year pursuant to the provisions of Section III.B and (v) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

     IV.  OFFERING PERIODS

          A. Shares of Common Stock shall be offered for purchase under the Plan through a series of overlapping offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

          B. Each offering period shall be of twenty-four (24) months in duration. However, the Plan Administrator may, prior to the start date of any offering period, establish a shorter duration for that offering period. Offering periods shall commence at semi-annual intervals on the first business day of May and November each year over the term of the Plan. Accordingly, two
(2) separate offering periods shall commence in each calendar year the Plan remains in existence. However, the initial offering period shall commence at the Effective Time and terminate on the last business day in April 2003.

          C. Each offering period shall consist of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in May to the last business day in October each year and from the first business day in November each year to the last business day in April in the following year. However, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in October 2001.

          D. Should the Fair Market Value per share of Common Stock on any Purchase Date within a particular offering period be less than the Entry Date Price per share of Common Stock in effect for a Participant for that offering period, then such Participant shall, immediately after the purchase of shares of Common Stock on his or her behalf on such Purchase Date, be transferred from that offering period and automatically enrolled in the next offering period commencing after such Purchase Date.

     V.   ELIGIBILITY

          A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or may enter on the Second Entry Date for that offering period, provided, such individual remains an Eligible Employee. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period only on the Second Entry Date for that offering period, provided he or she is an Eligible Employee at that time.

          B. An Eligible Employee who does not enter an offering period on the date or dates on which he or she is otherwise permitted to do so under
Section V.A. above cannot enter that particular offering period on any later date and must wait until the start of a new offering period in order to enter the Plan.


                                     2.

          C. Eligible Employees may participate in only one offering period at a time.

          D. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

          E. Except as otherwise provided in Section IV.D. above, an Eligible Employee must, in order to participate in a particular offering period, complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her Entry Date into that offering period.

     VI.  PAYROLL DEDUCTIONS

          A. Except to the extent otherwise provided in the Plan (or any addendum thereto) or authorized by the Plan Administrator, the purchase price for the shares of Common Stock acquired under the Plan shall be paid from accumulated payroll deductions authorized by the Participant.

          B. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%).

          C. The payroll deduction authorized by the Participant shall be collected in the currency in which paid by the Foreign Subsidiary. The payroll deductions collected during each Purchase Interval shall be converted into U.S. Dollars on the Purchase Date for that Purchase Interval on the basis of the exchange rate in effect on such Purchase Date. The Plan Administrator shall have the absolute discretion to determine the applicable exchange rate to be in effect for each Purchase Date by any reasonable method which may be based on the exchange rate actually available in the ordinary course of business on such date. Any changes or fluctuations in the exchange rate at which the payroll deductions collected on the Participant's behalf are converted into U.S. Dollars on each Purchase Date shall be borne solely by the Participant.

          D. The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

               (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

               (ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The


                                     3.

     new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

          E. Payroll deductions shall begin on the first pay day administratively feasible following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, initially in the currency in which paid by the Foreign Subsidiary until converted into U.S. Dollars on the applicable Purchase Date. Except to the extent otherwise provided by the Plan (including any addendum thereto) or by the Plan Administrator, (i) no interest shall be paid on the balance from time to time outstanding in such accounts and (ii) the amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and/or the Foreign Subsidiary and used for general corporate purposes.

          F. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

          G. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

     VII. PURCHASE RIGHTS

          A.   Grant of Purchase Rights. A Participant shall be granted a
               ------------------------
separate purchase right for each offering period in which he or she is enrolled. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments during that offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

          B.   Exercise of the Purchase Right. Each purchase right shall be
               ------------------------------
automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.


                                     4.

          C.   Purchase Price. The purchase price per share at which Common
               --------------
Stock will be purchased on the Participant's behalf on each Purchase Date within the particular offering period in which he or she is enrolled shall be equal to eighty-five percent (85%) of the lower of (i) the Entry Date Price per share of Common Stock in effect for the Participant for that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

          D.   Number of Purchasable Shares. The number of shares of Common
               ----------------------------
Stock purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 5,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum number of shares of Common Stock purchasable in total by all Participants in the Plan and the U.S. Plan on any one Purchase Date shall not exceed 1,500,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in total by all Participants enrolled in that particular offering period on each Purchase Date which occurs during that offering period.

          E.   Excess Payroll Deductions. Any payroll deductions not applied
               -------------------------
to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in total by all Participants on the Purchase Date shall be promptly refunded in the currency in which collected by the Foreign Subsidiary.

          F.   Termination of Purchase Right. The following provisions shall
               -----------------------------
govern the termination of outstanding purchase rights:

               (i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period in which he or she is enrolled, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible in the currency in which collected by the Foreign Subsidiary.


                                     5.

               (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her Entry Date into that offering period.

               (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded in the currency in which collected by the Foreign Subsidiary. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (x) within ninety (90) days following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant's right to reemployment with the Corporation is guaranteed by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the his or her scheduled Entry Date into any subsequent offering period in which he or she wishes to participate.

          G.   Transfer of Employment. In the event that a Participant who is
               ----------------------
an Employee of a Foreign Subsidiary is transferred and becomes an Employee of the Corporation during an offering period under the Plan, such individual shall continue to remain a Participant in the Plan and payroll deductions shall continue to be collected for the duration of that offering period as if the Participant had remained an Employee of the Foreign Subsidiary.

          In the event that an Employee of the Corporation who is a participant in the U.S. Plan is transferred and becomes an Employee of a Foreign Subsidiary during a Purchase Interval in effect under the U.S. Plan, such individual shall automatically become a Participant under the Plan for the duration of the Purchase Interval in effect at that time under the Plan and the balance in such individual's book account maintained under the U.S. Plan shall be transferred as a balance to a book account opened for such individual under the Plan. Such balance, together


                                     7.

with all other payroll deductions collected from such individual by the Foreign Subsidiary for the remainder of the Purchase Interval under the Plan (as converted into U.S. Dollars), shall be applied on the next Purchase Date to the purchase of shares under the Plan.

          H.   Change in Control. Each outstanding purchase right shall
               -----------------
automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Entry Date Price per share of Common Stock in effect for the Participant for the offering period in which such individual is enrolled at the time of such Change in Control or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date. Payroll deductions not yet converted into U.S. Dollars at the time of the Change in Control shall be converted from the currency in which paid by the Foreign Subsidiary into U.S. Dollars on the basis of the exchange rate in effect as determined by the Plan Administrator at the time of the Change in Control.

          The Corporation shall use its best efforts to provide at least ten
(10) days' prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

          I.   Proration of Purchase Rights. Should the total number of shares
               ----------------------------
of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan and the U.S. Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant (and each participant in the U.S. Plan), to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

          J.   Assignability. The purchase right shall be exercisable only by
               -------------
the Participant and shall not be assignable or transferable by the Participant.

          K.   Stockholder Rights. A Participant shall have no stockholder
               ------------------
rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

    VIII. ACCRUAL LIMITATIONS

          A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans


                                     8.

(within the meaning of Code Section 423)) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand U.S. Dollars (U.S.$25,000.00) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

          B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

               (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period in which such right remains outstanding.

               (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand U.S. Dollars (U.S.$25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions that the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

          D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

     IX.  EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan was adopted by the Board on March 23, 2001, and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such compliance is not effected, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

          B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in April 2011, (ii) the date on which all shares available for


                                     9.

issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

     X.   AMENDMENT OF THE PLAN

          A. The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Time be subsequently revised so as to require the Corporation to recognize compensation expense in the absence of such amendment or termination.

          B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders: (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify the eligibility requirements for participation in the Plan.

     XI.  GENERAL PROVISIONS

          A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

          B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

          C. Except to the extent otherwise marked in any addendum to the Plan, the provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          D. A Foreign Subsidiary or the Corporation, as the case may be, shall have the right to deduct from any payment to be made under this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash, payment by each Participant, of any tax required by applicable law to be withheld.


                                     10.

          E. Additional provisions for individual Foreign Subsidiaries may be incorporated in one or more Addenda to the Plan. Such Addenda shall have full force and effect with respect to the Foreign Subsidiaries to which they apply. In the event of a conflict between the provisions of such an Addendum and one or more other provisions of the Plan, the provisions of the Addendum shall be controlling.


                                     11.

                                 Schedule A

                        Corporations Participating in
                 International Employee Stock Purchase Plan
                          As of the Effective Time
                          ------------------------

       Legato Systems, Pty. Ltd. - Australia
       Legato Systems Ges.mbH - Austria
       Legato Systems International Inc. - Barbados
       Legato Systems N.V. - Belgium
       Legato Systems do Brazil Ltda. - Brazil
       Legato Systems (Canada) Inc. - Canada
       Legato Systems France, S.A.R.L. - France
       Legato Systems Deutschland GmbH - Germany
       Legato Systems, H.K. Limited - Hong Kong
       Legato Systems India Pvt. Ltd. - India
       Legato Systems Italia S.R.L - Italy
       Legato Systems, KK - Japan
       Legato Systems Korea, Ltd. - Korea
       Legato Systems Nederland B.V. - Netherlands
       Legato Systems Norway AS - Norway
       Legato Systems Polska Sp.Z o.o. - Poland
       FullTime Software Pte. Ltd. - Singapore
       Legato Systems Espana S.L. - Spain
       Legato System AB - Sweden
       Legato Systems Schweiz GmbH - Switzerland
       Legato Systems UK Limited - United Kingdom

                                  APPENDIX
                                  --------

          The following definitions shall be in effect under the Plan:

          A.   Board shall mean the Corporation's Board of Directors.
               -----

          B.   Cash Earnings shall mean (i) the regular base salary paid to a
               -------------
Participant by one or more Foreign Subsidiaries during such individual's period of participation in one or more offering periods under the Plan plus
(ii) all overtime payments, bonuses, commissions, profit-sharing distributions or other incentive-type payments received during such period. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any contributions made by the Participant to any Code
Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall not include any contributions made by the Corporation or any Corporate Affiliate on the Participant's behalf to any employee benefit or welfare plan now or hereafter established (other than Code
Section 401(k) or Code Section 125 contributions deducted from such Cash Earnings).

          C.   Change in Control shall mean a change in ownership of the
               -----------------
Corporation pursuant to any of the following transactions:

               (i) a merger, consolidation or other reorganization approved by the Corporation's stockholders, unless securities representing more
                                        ------
     than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

               (iii) the acquisition, directly or indirectly, by a person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

          D.   Code shall mean the Internal Revenue Code of 1986, as amended.
               ----

          E.   Common Stock shall mean the Corporation's common stock.
               ------------


                                     A-1.

          F.   Corporate Affiliate shall mean any parent or subsidiary
               -------------------
corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

          G.   Corporation shall mean Legato Systems, Inc., a Delaware
               -----------
corporation, and any corporate successor to all or substantially all of the assets or voting stock of Legato Systems, Inc. that shall by appropriate action adopt the Plan.

          H.   Effective Time shall mean June 1, 2001. Any Foreign Subsidiary
               --------------
which is designated to allow its employees to participate in the Plan after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

          I.   Eligible Employee shall mean any person who is employed by a
               -----------------
Foreign Subsidiary on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401
(a).

          J.   Entry Date shall mean the date an Eligible Employee first
               ----------
commences participation in an offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

          K.   Entry Date Price shall, for each Participant in an offering
               ----------------
period under the Plan, mean the Fair Market Value per share of Common Stock on such Participant's Entry Date into that offering period; provided, however, that for each Participant whose Entry Date is other than the start date of that offering period, the Entry Date Price shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

          L.   Fair Market Value per share of Common Stock on any relevant
               -----------------
date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no
                                      -----------------------
     closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal.
                                                    -----------------------
     If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.


                                     A-2.

          M.   Foreign Subsidiary shall mean any non-U.S. Corporate Affiliate
               ------------------
or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Foreign Subsidiaries participating in the Plan as of the Effective Date are listed in attached Schedule A.

          N.   1933 Act shall mean the Securities Act of 1933, as amended.
               --------

          O.   Participant shall mean any Eligible Employee of a Foreign
               -----------
Subsidiary who is actively participating in the Plan.

          P.   Plan shall mean the Corporation's International Employee Stock
               ----
Purchase Plan, as set forth in this document.

          Q.   Plan Administrator shall mean the committee of two (2) or more
               ----
Board members appointed by the Board to administer the Plan.

          R.   Purchase Date shall mean the last business day of each Purchase
               -------------
Interval. The initial Purchase Date shall be October 31, 2001.

          S.   Purchase Interval shall mean each successive six (6)-month
               -----------------
period within a particular offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

          T.   Stock Exchange shall mean either the American Stock Exchange or
               --------------
the New York Stock Exchange.

          U.   Second Entry Date shall mean the first business day in February
               -----------------
and August each year on which certain Eligible Employees are permitted, pursuant to the express provisions of the Plan, to enter an offering period. For offering periods that begin on the first business day in May each year, the Second Entry Date shall be the first business day in August of that year, and for offering periods that begin on the first business day of November each year, the Second Entry Date shall be the first business day in February of the year following the year in which that offering period begins.

          V.   U.S. Plan shall mean the Corporation's Employee Stock Purchase
               ---------
Plan.


                                     A-3.

PROXY                        LEGATO SYSTEMS, INC.                        PROXY
               2350 West El Camino Real, Mountain View, CA 94040

     This Proxy is Solicited on Behalf of the Board of Directors of Legato
                                Systems, Inc.,
       for the Annual Meeting of Stockholders to be held on May 15, 2001

 The undersigned holder of Common Stock, par value $.0001, of Legato Systems, Inc. (the "Company") hereby appoints David B. Wright and Andrew Brown, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, May 15th, 2001 at 9:00 a.m. local time, at the Hyatt Rickeys Hotel, 4219 El Camino Real, Palo Alto, California, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.


 This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

 PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                   (Reverse)
                             LEGATO SYSTEMS, INC.

 [X] Please mark votes
     as in this example.

1. To elect the following directors to serve for a term     2. To approve  the               FOR AGAINST ABSTAIN
   ending upon the 2002 Annual Meeting of Stockholders         implementation of the         [_]   [_]     [_]
   or until their successors are elected and qualified:        Company's 2001 Employee
                                                               Stock Purchase Plan, as set
Nominees:  Eric A. Benhamou, H. Raymond Bingham,               forth in the accompanying
Brendan J. Dawson, Kenneth A. Goldman, Christopher B.          Proxy Statement.
Paisley, David N. Strohm and David B. Wright.
                                                                                              FOR  AGAINST ABSTAIN
FOR          WITHHELD     For all nominees, except          3. To ratify the appointment of   [_]     [_]   [_]
                          for nominees written below.          PricewaterhouseCoopers LLP
                                                               as the Company's independent
                                                               accountants for the fiscal
[_]            [_]                [_]                          year ending December 31,
                                                               2001.
               _______________________
               Nominee exception(s).


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.


Signature:______________________ Signature (if held jointly):__________________

Date:_____________, 2001


Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-
tenants, both should sign.   When signing as an executor, administrator,
trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

                                       2